EX-28.h.4.c

EXHIBIT A

TO THE EXPENSE LIMITATION AGREEMENT BETWEEN

NATIONWIDE MUTUAL FUNDS AND

NATIONWIDE FUND ADVISORS

Effective May 1, 2007

Amended             , 2014† *

Name of Fund/Class	Expense Limitation for Fund/Class
Nationwide Money Market Fund
Prime	0.59%
Service Class‡	0.59%
Institutional Class	0.59%
Nationwide Short Duration Bond Fund
Class A	0.55%
Class C	0.55%
Service Class	0.55%
Institutional Class	0.55%
Institutional Service Class	0.55%
Nationwide Enhanced Income Fund
Class A	0.45%
Class R	0.45%
Institutional Class	0.45%
Institutional Service Class	0.45%
Nationwide U.S. Small Cap Value Fund
Class A	1.09%
Class C	1.09%
Institutional Class	1.09%
Institutional Service Class	1.09%
Nationwide International Value Fund
Class A	1.00%
Class C	1.00%
Institutional Class	1.00%
Institutional Service Class	1.00%

Each of the Asset Allocation Funds (Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund, Nationwide Investor Destinations Conservative Fund)

Class A	0.25%
Class C	0.25%
Class R	0.25%
Service Class	0.25%
Institutional Class	0.25%
Institutional Service Class	0.25%
Nationwide S&P 500 Index Fund
Class A	0.21%
Class C	0.21%
Class R	0.21%
Service Class	0.21%
Institutional Class	0.21%
Institutional Service Class	0.21%
Nationwide Small Cap Index Fund
Class A	0.28%
Class C	0.28%
Class R	0.28%
Institutional Class	0.28%
Nationwide Mid Cap Market Index Fund
Class A	0.30%
Class C	0.30%
Class R	0.30%
Institutional Class	0.30%
Nationwide International Index Fund
Class A	0.34%
Class C	0.34%
Class R	0.34%
Institutional Class	0.34%

Nationwide Bond Index Fund
Class A	0.29%
Class C	0.29%
Class R	0.29%
Institutional Class	0.29%
Nationwide Bond Fund
Class A	0.55%
Class C	0.55%
Class R	0.55%
Institutional Class	0.55%
Institutional Service Class	0.55%
Nationwide Growth Fund
Class A	0.65%
Class C	0.65%
Class R	0.65%
Institutional Class	0.65%
Institutional Service Class	0.65%
Nationwide Alternatives Allocation Fund
Class A	0.40%
Class C	0.40%
Institutional Class	0.40%
Institutional Service Class	0.40%
Nationwide Small Company Growth Fund
Class A	0.94%
Institutional Service Class	0.94%
Nationwide Global Equity Fund
Class A	0.95%
Class C	0.95%
Institutional Class	0.95%
Institutional Service Class	0.95%
Nationwide High Yield Bond Fund
Class A	0.75%
Class C	0.75%
Institutional Class	0.75%
Institutional Service Class	0.75%

Nationwide Inflation-Protected Securities Fund
Class A	0.30%
Institutional Class	0.30%
Nationwide Core Plus Bond Fund††
Class A	0.70%
Institutional Class	0.70%
Institutional Service Class	0.70%
Nationwide Bailard Cognitive Value Fund††† (1)
Class A	1.47%
Class C	2.07%
Class M	1.07%
Institutional Class	1.07%
Institutional Service Class	1.22%
Nationwide Bailard International Equities Fund††† (1)
Class A	1.42%
Class C	2.10%
Class M	1.10%
Institutional Class	1.10%
Institutional Service Class	1.27%
Nationwide Bailard Technology & Science Fund††† (1)
Class A	1.45%
Class C	2.05%
Class M	1.05%
Institutional Class	1.05%
Institutional Service Class	1.20%
Nationwide Geneva Mid Cap Growth Fund††† (1)
Class A	1.38%
Class C	1.98%
Institutional Class	0.98%
Institutional Service Class	1.13%
Nationwide Geneva Small Cap Growth Fund††† (1)
Class A	1.62%
Class C	2.22%
Institutional Class	1.22%
Institutional Service Class	1.37%
Nationwide HighMark Balanced Fund††† (1)
Class A	1.24%
Class C	1.84%
Institutional Class	0.84%
Institutional Service Class	0.99%

Nationwide HighMark Bond Fund††† (1)
Class A	0.97%
Class C	1.40%
Institutional Class	0.65%
Institutional Service Class	0.72%
Nationwide HighMark California Intermediate Tax Free Bond Fund††† (1)
Class A	0.79%
Class C	1.24%
Institutional Class	0.49%
Institutional Service Class	0.54%
Nationwide HighMark Large Cap Core Equity Fund††† (1)
Class A	1.22%
Class C	1.82%
Institutional Class	0.82%
Institutional Service Class	0.97%
Nationwide HighMark Large Cap Growth Fund††† (1)
Class A	1.27%
Class C	1.87%
Institutional Class	0.87%
Institutional Service Class	1.02%
Nationwide HighMark National Intermediate Tax Free Bond Fund††† (1)
Class A	0.77%
Class C	1.22%
Institutional Class	0.47%
Institutional Service Class	0.52%
Nationwide HighMark Short Term Bond Fund††† (1)
Class A	0.85%
Class C	1.30%
Institutional Class	0.55%
Institutional Service Class	0.60%
Nationwide HighMark Small Cap Core Fund††† (1)
Class A	1.62%
Class C	2.22%
Institutional Class	1.22%
Institutional Service Class	1.37%
Nationwide HighMark Value Fund ††† (1)
Class A	1.25%
Class C	1.85%
Class U	0.87%
Institutional Class	0.85%
Institutional Service Class	1.00%

Nationwide Ziegler Equity Income Fund††† (1)
Class A	1.15%
Class C	1.75%
Institutional Class	0.75%
Institutional Service Class	0.90%
Nationwide Ziegler NYSE Arca Tech 100 Index Fund ††† (1)
Class A	1.08%
Class C	1.68%
Institutional Class	0.68%
Institutional Service Class	0.83%
Nationwide Ziegler Wisconsin Tax Exempt Fund††† (1)
Class A	0.90%
Class C	1.35%
Institutional Class	0.60%
Institutional Service Class	0.65%
Nationwide Bailard Emerging Markets Equity Fund†††
Class A	1.10%
Class C	1.10%
Class M	1.10%
Institutional Class	1.10%
Institutional Service Class	1.10%
Nationwide Diverse Managers Fund†††
Institutional Service Class	0.84%

*	As approved at the Board of Trustees at its meeting held on December 10-11, 2013.
†	Effective through February 28, 2014.
††	Effective through February 28, 2015.
†††	Effective through November 30, 2015.
(1)	Expense limitation for the Fund/Class shown includes Rule 12b-1 fees and administrative services fees.
‡	With respect to the Service Class of the Nationwide Money Market Fund, effective until at least February 28, 2014, the Fund Operating Expenses shall be limited to 0.75% and shall include the Rule 12b-1 fees and fees paid pursuant to an Administrative Services Plan.

IN WITNESS WHEREOF, the parties have caused this Amended Exhibit A to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and year first above written.

NATIONWIDE MUTUAL FUNDS

By:
Name: Michael S. Spangler
Title: President

NATIONWIDE FUND ADVISORS

By:
Name: Michael S. Spangler
Title: President